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                                                                   EXHIBIT 10.32

                            STOCK PURCHASE AGREEMENT

     THIS STOCK PURCHASE AGREEMENT (this "Agreement") is made and entered into as of the date set forth on the signature page hereto by and between the employee set forth on the signature page of this Agreement (the "Seller") and Vertis Holdings, Inc., a Delaware corporation (the "Company").

                              PRELIMINARY STATEMENT

     The Seller is an employee of the Company and owns, directly, beneficially and of record, the number of shares of the Company's common stock, par value $0.01 per share, set forth on the signature page hereto (the "Shares"). The Seller originally acquired the Shares with the proceeds of one or more secured promissory notes executed by the Seller in favor of the Company (collectively, the "Loan"). As of August 31, 2002, the principal amount outstanding under the Loan and estimated accrued interest, together with an estimated per diem rate of interest, are as set forth on the signature page hereto. The Shares were pledged to the Company as security for the repayment of the Loan pursuant to one or more Securities Pledge Agreements by and between the Seller and the Company (collectively, the "Pledge").

     Subject to the terms and conditions set forth below, (1) the Seller desires to sell all of the Shares, and the Company desires to purchase such Shares, (2) the parties desire to use the proceeds from the sale of the Shares to repay the principal balance of the Loan, (3) the Company will release the Seller from any obligation to pay the accrued interest on the Loan, and (4) the Company will pay to the Seller a partial bonus from the Seller's 2002 bonus under the Company's Executive Incentive Plan (the "EIP") in an amount sufficient, after withholding at the applicable supplemental rate, to fund the payment by the Seller of taxes required to be withheld by the Company at the applicable supplemental rate, in respect of the release of accrued interest on the Loan.

     NOW, THEREFORE, in consideration of the foregoing and of the agreements, covenants, and representations hereinafter contained, the Seller and the Company intending to be legally bound, hereby agree as follows:

     1. AGREEMENT TO SELL. Upon the terms and conditions set forth herein, the Seller shall sell, assign, transfer and deliver to the Company at the Closing (as defined in SECTION 4), the Shares free and clear, other than the Pledge, of all liens, claims, charges, pledges, security interests, pre-emptive rights, rights of first refusal, obligations, encumbrances and restrictions (collectively, "Liens"), and the Company shall purchase and accept the Shares from the Seller at the Closing.

     2. PURCHASE PRICE. In consideration of the sale, assignment, transfer and delivery of the Shares to the Company by the Seller, the Company shall pay to the Seller the purchase price of $31.50 per share (the "Purchase Price"), which amount shall be applied by the Company to repay the outstanding principal balance of the Loan.

     3. INTEREST. In consideration of the sale, assignment, transfer and delivery of the Shares to the Company by the Seller and the repayment of the outstanding principal balance of the Loan, the Company shall release the Seller from any obligation to pay the accrued interest on the Loan. The Seller acknowledges and agrees that the Company will be required to withhold federal, state and/or local taxes at the applicable supplemental rate in respect of the amount of interest released (the "Withheld Amount") and that the amount of interest released will be reported as income on the Seller's 2002 Form W-2.

     4. BONUS. In consideration of the Seller's service to the Company in 2002, the Company hereby awards to the Seller a partial bonus from the Seller's 2002 bonus under the EIP in an amount (the

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"Bonus Amount") which, when reduced by withholding taxes on the Bonus Amount at the applicable supplemental rate, shall be equal to the Withheld Amount. The Bonus Amount shall be applied by the Company at the Closing in satisfaction of its obligation to pay to relevant taxing authorities the Withheld Amount and applicable withholding taxes on the Bonus Amount. The Seller acknowledges and agrees that the Bonus Amount will be treated as a "miscellaneous bonus" under the Company's payroll system and reported as income on the Seller's 2002 Form W-2.

     5. CLOSING. Subject to the terms and conditions of this Agreement, the closing of the transactions contemplated hereby (the "Closing") shall take place on the date of full execution of this Agreement and all other deliveries contemplated hereby; provided that the Closing may take place at such other time, date or place as may be mutually agreed upon by the parties in writing.

     6. THE SELLER'S OBLIGATIONS AT CLOSING. At the Closing, Seller will deliver to the Company the following:

          (a) certificate(s) representing the Shares, accompanied by a stock power duly executed in blank and in the form attached hereto as EXHIBIT A;

          (b) an executed cross-receipt evidencing receipt of the consideration contemplated hereby in the form attached hereto as EXHIBIT B; and

          (c) such other documents and instruments as may be required to consummate the transactions contemplated hereby.

     7. THE COMPANY'S OBLIGATIONS AT CLOSING. At the Closing, the Company will deliver to the Seller the following:

          (a) an executed cross-receipt evidencing the repayment of the Loan and release of the interest thereon and receipt of the other consideration contemplated hereby in the form attached hereto as EXHIBIT B; and

          (b) such other documents and instruments as may be required to consummate the transactions contemplated hereby.

     8. REPRESENTATIONS AND WARRANTIES OF THE SELLER. The Seller represents and warrants to the Company that the statements contained in this SECTION 8 are true and correct as of the date of this Agreement and as of the Closing:

          8.1 TITLE TO THE SHARES. The Seller is the sole beneficial and record owner of the Shares, and owns such Shares free and clear of any Liens (other than the Pledge) and has and at Closing will have full power and authority to convey such Shares free and clear of any Liens (other than the Pledge), and upon delivery of payment for the Shares as herein provided, the Seller will convey to the Company good title thereto free and clear of any Liens (other than the Pledge).

          8.2 CAPACITY; AUTHORITY; BINDING EFFECT. The Seller has the legal capacity to execute, deliver and perform this Agreement and each other document being executed in connection herewith to which the Seller is a party. This Agreement has been duly and validly executed and delivered by the Seller and (assuming the due authorization, execution and delivery thereof by the Company) constitutes the legal, valid and binding obligation of the Seller, enforceable against the Seller in accordance with its terms, except to the extent that enforceability may be limited by applicable bankruptcy, insolvency,

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reorganization, moratorium or similar laws affecting the enforcement of creditors rights and remedies generally and subject to general principles of equity.

          8.3 BROKERS AND ADVISORS. The Seller has not taken any action which would give rise to a valid claim against any party hereto for a brokerage commission, finder's fee or like payment.

          8.4 RECEIPT OF INFORMATION. The Seller acknowledges that the Seller has received and carefully reviewed or had the opportunity to review (a) this Agreement, (b) the Stock Repurchase Summary of Terms dated September 12, 2002 delivered to the Seller describing the transactions contemplated hereby, (c) the Company's Registration Statement on Form S-4, as amended, including the financial statements included therein, as filed with the Securities and Exchange Commission, and (d) the other information provided to the Seller upon the Seller's request. The Seller acknowledges that no representations or warranties have been made to the Seller concerning the Shares or the Company or its prospects or other matters, except as set forth in this Agreement, and that the Seller has been given the opportunity to examine all documents and to ask questions of, and to receive answers from, the Company concerning the Shares, the Company, its prospects and other matters and the terms and conditions of this Agreement.

     9. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company hereby represents and warrants to each Seller that the statements contained in this
SECTION 9 are true and correct as of the date of this Agreement and will be true and correct as of the Closing:

          9.1 ORGANIZATION. The Company is a corporation validly existing under the laws of the state of Delaware.

          9.2 AUTHORITY; BINDING EFFECT. The Company has been duly authorized to execute and deliver this Agreement and each other document being executed in connection herewith to which the Company is a party. This Agreement has been duly and validly executed and delivered by the Company and (assuming the due authorization, execution and delivery thereof by the Seller) constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except to the extent that enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors rights and remedies generally and subject to general principles of equity.

          9.3 BROKERS AND ADVISORS. The Company has not taken any action which would give rise to a valid claim against any party hereto for a brokerage commission, finder's fee or like payment.

     10. CANCELLATION OF LOAN. Within a reasonable period of time after the Closing, the Company will deliver to the Seller the original certificate(s) evidencing the Loan marked "cancelled."

     11. EXPENSES. Except as otherwise set forth herein, each party to this Agreement shall pay all of its expenses relating hereto, including any income, capital gains, sales, transfer or documentary taxes, and fees and disbursements of its counsel, accountants and financial advisors, whether or not the transactions hereunder are consummated.

     12. NOTICES. Except as otherwise provided herein, all notices, requests, demands and other communications under or in connection with this Agreement shall be in writing, and shall be addressed: (a) if to the Company, to Vertis Holdings, Inc., 250 W. Pratt Street, 18th Floor, Baltimore, Maryland 21201,
Attention: Secretary and (b) if to the Seller, to the address set forth on the signature page hereto. All such notices, requests, demands or communications shall be mailed postage prepaid, certified mail, return receipt requested, or by overnight delivery or delivered personally, and shall be sufficient and

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effective when delivered to or received at the address so specified. Any party may change the address at which it is to receive notice by like written notice to the others.

     13. ENTIRE AGREEMENT. This Agreement (including the exhibits hereto) is intended by the parties to and does constitute the entire agreement of the parties with respect to the transactions contemplated by this Agreement. This Agreement supersedes any and all prior understandings, written or oral, between the parties, and this Agreement may be amended, modified, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the amendment, modification, waiver, discharge or termination is sought.

     14. GENERAL. The paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Agreement shall be effective only upon execution by all parties hereto. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns, but nothing herein, express or implied, is intended to or shall confer any rights, remedies or benefits upon any person other than the parties hereto. This Agreement may not be assigned by any party hereto, except that the Company may assign this Agreement to one or more of its subsidiaries or affiliates, provided that the Company shall remain primarily liable on this Agreement, notwithstanding any assignment. This Agreement shall be construed in accordance with and governed by the laws of the State of Delaware, without giving effect to the principles of conflicts of law thereof.

     15. CONSULTATION WITH ATTORNEY. The Seller acknowledges that the Seller has had the opportunity to consult with legal counsel of the Seller's choosing regarding the terms of this Agreement before signing it and that in executing this Agreement the Seller has not relied upon any representations or statements by the Company or any of its shareholders, agents, representatives, employees, or attorneys regarding the subject matter, basis or effect of this Agreement, other than as set forth in this Agreement.

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     IN WITNESS WHEREOF, the Seller and the Company have caused this Agreement to be duly executed as of September ____, 2002.

WITNESS/ATTEST:                           THE SELLER:


/s/ Janet L. Merson                       /s/ Dean D. Durbin              [SEAL]
------------------------------------      --------------------------------

                                          VERTIS HOLDINGS, INC.

/s/ Jill M. Gushow                        By:/s/ John V. Howard, Jr.      [SEAL]
------------------------------------      --------------------------------
                                          Name:    John V. Howard
                                          Title:   Senior Vice President

SELLER NAME:   DEAN D. DURBIN
ADDRESS:   19001 WINDSOR FOREST ROAD
               MT. AIRY, MARYLAND  21771

SHARES
NUMBER OF SHARES: 9,540
AGGREGATE PURCHASE PRICE: $300,510.00

LOAN
PRINCIPAL BALANCE: $300,510.00
ESTIMATED ACCRUED INTEREST AT 8/31/02:  $65,417
ESTIMATED PER DIEM INTEREST:  $84.00

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                                    EXHIBIT A

                                   STOCK POWER

     FOR VALUE RECEIVED, the undersigned does hereby sell, assign and transfer unto Vertis Holdings, Inc., a Delaware corporation (the "Company"), 9,540 shares of the Common Stock, $0.01 par value per share, of the Company represented by certificate number(s) BGF 16009 and VH 51, and does hereby irrevocably constitute and appoint Piper Rudnick LLP, as attorney-in-fact to transfer said shares on the books of the above named corporation with full power of substitution.

Witness: /s/ Janet L. Merson               Signature: /s/ Dean D. Durbin
         -------------------                          --------------------------
                                           Name:      Dean D. Durbin
                                           Date:  September 18, 2002

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                                    EXHIBIT B

                                  CROSS-RECEIPT

     Reference is made to the Stock Purchase Agreement of even date herewith (the "Agreement") by and between Vertis Holdings, Inc., a Delaware corporation (the "Company"), and the undersigned stockholder of the Company (the "Seller").

     1. The Company hereby acknowledges receipt of 9,540 shares of common stock, par value $0.01 per share, of the Company (the "Shares").

     2. The Company hereby acknowledges receipt of $300,510.00 , representing the purchase price from the Seller's sale of the Shares (the "Purchase Price"), and application of the Purchase Price to the repayment in full of the principal amount outstanding under one or more secured promissory notes executed by Seller in favor of the Company (collectively, the "Loan"), and hereby releases the Seller from any further obligation under the Loan, including any obligation to pay accrued interest under the Loan, which amount was estimated as $65,417 as of August 31, 2002 and will include an estimated per diem rate of interest of $84.00 through the date set forth below (the "Accrued Interest").

     3.   The Company hereby acknowledges receipt of the payment contemplated by
          Section 5 below in respect of taxes withheld by the Company at the applicable supplemental rate from the release of the Accrued Interest (the "Withheld Amount").

                                   VERTIS HOLDINGS, INC.


                                   By: /s/ John V. Howard, Jr.
                                       --------------------------------
                                   Name: John V. Howard, Jr.
                                   Title: Senior Vice President

     4. The undersigned, as Seller, hereby acknowledges receipt of the Purchase Price and directs the Company to apply the Purchase Price to the outstanding principal balance of the Loan.

     5. The undersigned, as Seller, hereby acknowledges receipt of a partial bonus (the "Bonus") from the Seller's 2002 bonus under the Company's Executive Incentive Plan in an amount determined under Section 4 of the Agreement and directs the Company to apply the net amount of the Bonus against the Withheld Amount.

     6. The undersigned, as Seller, hereby acknowledges the repayment or release of all indebtedness associated with the Loan.

                                   Signature: /s/ Dean D. Durbin
                                              -------------------------
                                   Name: Dean D. Durbin
                                   Date: September 18, 2002

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